SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 26, 2009

Lateral Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-136806	98-0539032
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067

(Address of principal executive
offices including zip code)

(310) 601-2500

(Registrant’s telephone number,
including area code)

 (Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 26, 2009, Lateral Media, Inc. (the “Company”) entered into a Letter Agreement (the “Letter Agreement”) with Trinad Capital Master Fund, Ltd. (“Trinad”), pursuant to which the parties agreed to convert $350,000 of the current principle plus accrued but unpaid interest outstanding under that certain loan agreement, by and between the Company and Trinad, dated as of July 11, 2007, as subsequently amended on November 15, 2007, April 18, 2008, August 1, 2008, April 30, 2009 and June 11, 2009 (the “Loan Agreement”), into a convertible promissory note in the aggregate principal amount of $350,000 and a warrant to purchase 350,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”).  The warrant has a two-year term and an exercise price of $0.01 per share.  The material terms of the note issued to Trinad are set forth below under Item 2.03 of this Current Report on Form 8-K, which is incorporated herein by reference.

The Letter Agreement also provided that Trinad may elect to satisfy any and all amounts outstanding under the Loan Agreement at any time, and from time to time until the consummation of a Qualified Financing (as defined in the Note) with prior written notice to the Company, by delivery by the Company of a convertible promissory note and a warrant to purchase that number of shares of Common Stock equal to one share of Common Stock for every $1.00 that is being so converted, on the same terms and conditions as set forth in the note and warrant issued to Trinad on June 26, 2009.  Under the Loan Agreement, Trinad had agreed to provide a loan to the Company in the principal amount of up to $1,250,000, plus any accrued interest thereon, as disclosed in those Current Reports on Form 8-K filed with the Securities and Exchange Commission on July 17, 2007, November 15, 2007, April 24, 2008, August 7, 2008, May 6, 2009 and June 16, 2009, which are incorporated herein by reference.   Trinad may continue to make loans to the Company at any time and from time to time in accordance with the Loan Agreement.  The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On June 26, 2009, the Company issued to each of Sandor Capital Master Fund, L.P., John S. Lemak and Trinad a convertible promissory note (collectively, the “Notes”) in the aggregate principal amount of $300,000, $50,000 and $350,000, respectively.  The Notes have a two-year term and bear interest at a rate of seven percent (7%) per annum.  The entire outstanding principal plus accrued and unpaid interest under the Notes shall automatically convert into Qualified New Securities (as defined in the Notes) upon the closing of an equity financing of the Company, the gross proceeds of which, in the aggregate, equal or exceed $3,000,000 or such other amount as shall be agreed upon by the Company and the holders of the Notes, at a conversion price per share equal to the price per share at which the Qualified New Securities are sold in such financing.  The foregoing description of the Notes does not purport to be complete, and is qualified in its entirety by reference to the form of Notes, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On June 26, 2009, the Company issued to each of  Sandor Capital Master Fund, L.P., John S. Lemak and Trinad a warrant to purchase 300,000 shares, 50,000 shares and 350,000 shares of Common Stock, respectively (the “Warrants”).  The Warrants have a two-year term and may be exercised at a price per share equal to $0.01.  The information with respect to the Notes contained in Item 2.03 of this Current Report on Form 8-K is incorporated by reference herein and made a part hereof. The Notes and Warrants were issued pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended. The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the form of Warrants, a copy of which is attached hereto as Exhibit 4.2 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Exhibit
4.1	Form of Note, issued by the Lateral Media, Inc. on June 26, 2009.
4.2	Form of Warrant, issued by the Lateral Media, Inc. on June 26, 2009.
10.1	Letter Agreement, by and between Lateral Media, Inc. and Trinad Capital Master Fund, Ltd., dated June 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2009

LATERAL MEDIA, INC.

By:	/s/ Jeffrey Schwartz
Name:	Jeffrey Schwartz
Title:	Chief Executive Officer